Exhibit 99.1

FOR IMMEDIATE RELEASE

Remedent Reports Fourth Quarter and Year End Results and
Remedent to Host a Conference Call at 11:00 A.M. EST, Tuesday, July 20, 2010.

Duerle, Belgium-(Marketwire 7/15/2010) Remedent, Inc. (OTCBB:REMI.OB), an international company specializing in research, development, and manufacturing of oral care and cosmetic dentistry products, reported results for the final quarter and for the year ended March 31, 2010 (in US Dollars).

Net sales in the fourth quarter decreased 27% to $2.5 million from $3.4 million in the same year ago quarter. The decrease in sales was due to non recurring license fees of approx $1 million received from Denmat in the fourth quarter ended March 31, 2009.

Loss from operations in the fourth quarter was a loss of $111,138 $(0.01) per share as opposed to a loss of $1,079,063 $(0.05) in the same year-ago quarter, based upon 20 million weighted average basic shares outstanding.

Net loss for the year ended March 31, 2010 was $2.4 million or $(0.12) per share, as compared with a loss of $3.0 million or $(0.15) per share for the year ended March 31, 2009.

Cash and cash equivalents totaled $614,000 at March 31, 2010 as opposed to $1.8 million at March 31, 2009.

Management Commentary

“Our sales strategy of shifting from our previous wholesale sales (B2B) model via a distributor to a direct retail model (B2C) is beginning to take shape. Included in our net loss of $111,000 for the fourth and final quarter ended March 31, 2010, was a loss of $550,000 directly attributable to our subsidiary Sylphar. The improved results are attributable to the inclusion for the first time of our Asian operations into our consolidated financial statements together with the gain realized from the sale of First Fit. Sales at all our Spa locations, namely in Beijing, Hong Kong, Taiwan and in Europe continue to exceed our expectations  as sales continue to climb during the first quarter of the next financial year,” said Guy De Vresse the CEO of Remedent.

Conference Call Information

Remedent will host a conference call on July 20, 2010 at 11:00 a.m. Eastern Standard time (8:00 a.m. Pacific time) to discuss these results and its strategic plans for the future. A question and answer session will follow management’s presentation. To participate in the call, dial the appropriate number 5-10 minutes prior to the start time.

Date: Tuesday,  July 20,2010
Time 11:00 a.m. Eastern time (8:00 a.m. Pacific time).
Dial in number: 1-888-677-8749
International: 1-913-312-1482

A simultaneous web cast and replay of the call will be available through July 31, 2010. The replay pass code is 8101477.

Exhibit 99.1

About Remedent
Remedent, Inc. specializes in the research, development, manufacturing and marketing of oral care and cosmetic dentistry products. The company serves professional dental industry with breakthrough technology for dental veneers.  These products are supported by a line of professional veneer whitening and teeth sensitivity solutions. Headquartered in Belgium, Remedent distributes its products to more than 35 countries worldwide. For more information, go to www.remedent.com.

Statement under the Private Securities Litigation Reform Act of 1995
Statements in this press release that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties.  Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause Remedent’s actual operating results to be materially different from any historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements that explicitly describe these risks and uncertainties, readers are urged to consider statements that contain terms such as "believes," "belief," "expects," "expect," "intends," "intend," "anticipate," "anticipates," "plans," "plan," “projects,” “project,” to be uncertain and forward-looking. Actual results could differ materially because of factors such as Remedent’s ability to achieve the synergies and value creation contemplated by the proposed transaction.  For further information regarding risks and uncertainties associated with Remedent’s business, please refer to the risk factors described in Remedent’s filings with the Securities and Exchange Commission, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q.

Exhibit 99.1

REMEDENT, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	Three months ended		Year ended
	March 31,		March 31,
	2010	2009	2010	2009
Net sales	$2,472,815	$3,390,355	$8,247,940	$14,639,541
Cost of sales	952,189	1,650,315	4,322,680	6,614,723
Gross profit	1,520,626	1,740,040	3,925,260	8,024,818
Operating Expenses
Research and development	39,850	24,273	271,195	248,652
Sales and marketing	461,078	370,042	1,352,260	2,793,970
General and administrative	1,313,812	1,639,656	4,524,324	5,312,192
Depreciation and amortization	168,218	173,903	726,499	615,674
TOTAL OPERATING EXPENSES	1,982,958	2,207,874	6,874,278	8,970,488
OPERATING LOSS	(462,332)	(467,834)	(2,949,018)	(945,670)
NON-OPERATING (EXPENSE) INCOME
Warrants issued pursuant to Distribution Agreement	—	—	(168,238)	(4,323,207)
Gain on disposition of OTC	—	—	—	2,830,953
IMDS provision	—	(300,000)	—	(300,000)
Interest expense/other deductions	(50,596)	(166,972)	(171,364)	(417,147)
Interest income/other income	54,907	1,884	170,244	348,997
Other income	—	—	(169,358)	—
TOTAL OTHER INCOME (EXPENSES)	4,311	(465,088)	(168,238)	(1,860,404)

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(458,021)	(932,922)	(3,118,376)	(2,806,074)
Income tax expense	(14,242)	(32,633)	(14,242)	(32,633)

NET LOSS FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST	(472,263)	(965,555)	(3,132,618)	(2,838,707)
NET (LOSS) INCOME ATTRIBUTABLE TO NON- CONTROLLING INTERESTS	(346,683)	114,208	(782,703)	114,208

NET LOSS FROM CONTINUING OPERATIONS, ATTRIBUTABLE TO REMEDENT INC. COMMON STOCKHOLDERS	$(111,138)	$(1,079,763)	$(2,349,915)	$(2,952,915)

LOSS PER SHARE
Basic and fully diluted	$(0.01)	$(0.06)	$(0.12)	$(0.15)
WEIGHTED AVERAGE SHARES OUTSTANDING
Basic and fully diluted	19,995,969	19,995,969	19,995,969	19,559,653

OTHER COMPREHENSIVE INCOME (LOSS):
Net loss attributable to Remedent, Inc. common stockholders	$(111,138)	$(1,079,763)	$(2,349,915)	$(2,952,915)
Foreign currency translation adjustment	(102,949)	(45,371)	(9,464)	(668,245)
Total other comprehensive loss	(214,287)	(1,125,134)	(2,359,379)	(3,621,160)
Less: comprehensive (loss) income attributable to non- controlling interest	(42,623)	(54,700)	7,130	(54,700)
COMPREHENSIVE LOSS ATTRIBUTABLE TO REMEDENT INC., COMMON STOCKHOLDERS	$(171,664)	$(1,070,434)	$(2,366,509)	$(3,566,460)

Exhibit 99.1

REMEDENT, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

	March 31, 2010	March 31, 2009
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$613,466	$1,807,271
Accounts receivable, net of allowance for doubtful accounts of $65,845 at March 31, 2010 and $33,966 at March 31, 2009	806,931	3,208,120
Inventories, net	2,161,692	1,937,946
Prepaid expense	920,487	1,310,900
Total current assets	4,502,576	8,264,237
PROPERTY AND EQUIPMENT, NET	1,735,719	1,024,999
OTHER ASSETS
Long term investments and advances	750,000	750,000
Patents, net	246,992	163,106
Goodwill	699,635	—
Total assets	$7,934,922	$10,202,342
LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES:
Current portion, long term debt	$215,489	$78,798
Line of Credit	674,600	660,200
Accounts payable	1,932,684	1,398,420
Accrued liabilities	491,536	1,590,360
Due to related parties	268,484	—
Income taxes payable	—	39,339
Total current liabilities	3,582,793	3,767,117
Long term debt less current portion	425,882	100,542
Total liabilities	4,008,675	3,867,659

EQUITY:
Preferred Stock $0.001 par value (10,000,000 shares authorized, none issued and outstanding)	—	—
Common stock, $0.001 par value; (50,000,000 shares authorized, 19,995,969 shares issued and outstanding at March 31, 2010 and 19,995,969 shares issued and outstanding at March 31, 2009)	19,996	19,996
Treasury stock, at cost; 723,000 and 723,000 shares at March 31, 2010 and March 31, 2009 respectively	(831,450)	(831,450)
Additional paid-in capital	24,742,201	24,106,055
Accumulated deficit	(19,565,943)	(17,216,028)
Accumulated other comprehensive income (loss) (foreign currency translation adjustment)	(650,059)	(640,595)
Obligation to issue shares	97,500	—
Total Remedent, Inc. stockholders’ equity	3,812,245	5,437,978
Non-controlling interest	114,002	896,705
Total stockholders’ equity	3,926,247	6,334,683
Total liabilities and equity	$7,934,922	$10,202,342